PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N KBW Regional Bank Conference KBW Regional Bank Conference February 28, 2007 February 28, 2007 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND RISK FACTORS
This presentation contains “forward-looking statements” as that term is defined in the
Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements.  The forward-looking statements may include statements regarding business strategies, intended results and future performance.  Forward-looking statements are preceded by such terms as “expects,” “believes,” “anticipates,”
“intends,” and similar expressions.  No forward-looking statement can be guaranteed, and actual results may differ materially from those projected.  The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.  Forward-looking statements in this presentation should be evaluated together with the uncertainties that affect the
Company’s business, particularly those mentioned under the headings “Forward-
looking Statements” and “Item 1A. Risk Factors” in the Company’s Form 10-K for the
year ended December 31, 2005, and in its reports on Form 10-Q and Form 8-K, which the Company incorporates by reference.
In the event that any non-GAAP financial information is described in any communication, including this presentation, please refer to the supplemental financial tables included on our website for the GAAP reconciliation of this information.

Agenda Agenda • Introduction • Regional Overview • Transformations - Market Expansion - Commercial Business Line - High Quality Balance Sheet • Outlook

Introduction
Introduction
– Headquartered in Baltimore, Maryland
– Total assets of $6.3 billion (as of  12/31/06)
– Serves individuals, families, small businesses
and larger companies in Greater Baltimore,
Greater Washington and Central Virginia
– Over 1,900 employees

Introduction
Introduction
Provident Bank History
• 1886  Founded as a Mutual Thrift
• 1987  Converted to Commercial Bank
• 1993  Retail Banking Expansion
• 1997  Citizen’s Savings Bank Merger
• 2004  Southern Financial Merger

Banking Office Network Banking Office Network 155 Branches 155 Branches Green dots are in-store, red triangles are traditional locations.

Regional Overview Regional Overview

Source: SNL Financial. Shaded counties represent top quartile markets based on projected population growth. National Growth Markets National Growth Markets

Household Growth, 2000 vs. 2006
Household Growth, 2000 vs. 2006
15 Largest Metro Areas
15 Largest Metro Areas
-40
-10
20
50
80
110
140
170
200
230
260
Baltimore-Washington: +243,318
Source: DemographicsNow; U.S. Census Bureau

National Unemployment Rates
National Unemployment Rates
December 2006
December 2006
Source:  Bureau of Labor Statistics
5.1 Arkansas 40 4.2 Minnesota 23 3.2 Idaho 7
5.2 Kentucky 42 4.2 New Jersey 23 3.2 North Dakota 7
4.9 North Carolina 36 4.0 New York 19 2.9 Montana 3
7.5 Mississippi 51 4.8 California 34 3.8 Vermont 15
7.1 Michigan 50 4.7 Tennessee 32 3.8 Oklahoma 15
6.7 Alaska 49 4.7 Maine 32 3.8 New Mexico 15
6.6 South Carolina 48 4.6 Pennsylvania 30 3.6 Alabama 14
6.3 District of Columbia 47 4.6 Georgia 30 3.5 New Hampshire 12
5.6 Ohio 46 4.5 Texas 28 3.5 Iowa 12
5.4 Oregon 45 4.5 Kansas 28 3.4 Delaware 11
5.3 Massachusetts 44 4.4 Nevada 27 3.3 Florida 10
5.2 Rhode Island 42 4.3 Louisiana 26 3.2 South Dakota 7
5.1 West Virginia 40 4.2 Connecticut 23 3.1 Nebraska 6
5.0 Washington 39 4.1 Illinois 21 3.0 Wyoming 5
4.9 Wisconsin 36 4.1 Arizona 21 2.9 Virginia 3
4.9 Missouri 36 4.0 Colorado 19 2.6 Utah 2
4.8 Indiana 34 3.9 Maryland 18 2.1 Hawaii 1
Rate State Rank Rate State Rank Rate State Rank
* U.S. unemployment rate: September = 4.6%

Employment Growth, Dec 05 vs. Dec 06
Employment Growth, Dec 05 vs. Dec 06
15 Largest Metro Areas
15 Largest Metro Areas
-40
-20
0
20
40
60
80
100
Baltimore-Washington: +86,000
Source: Bureau of Labor Statistics

Largest 20 Metropolitan Areas by
Largest 20 Metropolitan Areas by
Median Household Income, 2005
Median Household Income, 2005
$54,709 Chicago, IL 8
$54,066 Atlanta, GA 9
HH
Income
Metro Rank
$53,555 Philadelphia, PA 10
$54,962 Seattle, WA 7
$56,120 New York, NY 6
$56,335 San Diego, CA 5
$57,446 Baltimore, MD 4
$59,691 Minneapolis, MN 3
$62,068 Boston, MA 2
$74,708 Washington, DC 1
$46,705 Houston, TX 17
$43,091 Miami, FL 18
$41,852 Tampa, FL 19
$49,740 Dallas, TX 14
$41,719 Pittsburgh, PA 20
$48,124 Phoenix, AZ 16
$48,716 St. Louis, MO 15
$50,756 Riverside, CA 13
$50,787 Detroit, MI 12
$51,824 Los Angeles, CA 11
HH
Income
Metro Rank
Source:  U.S. Census Bureau 2005 American Community Survey

Office Vacancy Rates Among
Office Vacancy Rates Among
Select Metro Areas, 2006Q4
Select Metro Areas, 2006Q4
7.6%
8.5%
10.4%
11.1%
11.7%
13.2%
13.4%
17.3%
5%
7%
9%
11%
13%
15%
17%
19%
Source: Delta Associates

Lowest Apartment Vacancy Rates Among
Lowest Apartment Vacancy Rates Among
Major Metro Areas, 2006 Q4
Major Metro Areas, 2006 Q4
2.8%
2.9%
2.9% 2.9%
3.0%
5.1%
5.9% 6.0%
0%
1%
2%
3%
4%
5%
6%
Source: Delta Associates

Department of Defense Operations
Department of Defense Operations
Relocating to the Region
Relocating to the Region
• Aberdeen Proving Ground
• Fort Meade
• Fort Detrick
• National Naval Medical Center
Source: U.S. Department of Defense
All told, 40,000 – 60,000 jobs expected

Introduction
Introduction
Provident Bank Mission
Provident Bank Mission
Provident Bank’s mission is to exceed customer
expectations by delivering superior service,
products and banking convenience. Every
employee’s commitment to serve our customers in
this fashion will establish Provident Bank as the
primary bank of choice of individuals, families,
small businesses and mid-sized companies
throughout our chosen markets.

Introduction Introduction Provident Bank Core Values Provident Bank Core Values Integrity Excellence Caring Partnership Results Driven

Strategic Priorities
Strategic Priorities
– Maximize Provident’s position as the ‘right size’ bank
– Consistently execute a high performance, customer relationship focused sales culture
– Sustain a culture that attracts and retains employees who provide the differentiating ‘Provident Way’ customer experience
– Profitably grow and deepen customer relationships in all four key market segments: commercial, commercial real estate, small
business and consumer
– Expand delivery (branch and non-branch) within the footprint
– Improve financial fundamentals

Provident Bank
Provident Bank
Positioning Strategy
Positioning Strategy
We will continue to provide the
products and services of our largest
competitors, while delivering the
level of service found in only the
best community banks.

Provident’s Transformations Provident’s Transformations Market Expansion Commercial Business Line High Quality Balance Sheet

Strategic Priorities Strategic Priorities Expand delivery via de novo branches and select acquisitions within the footprint

Footprint in High Growth Region Footprint in High Growth Region

Provident Bank Branches
Provident Bank Branches
61
64
91 91
34
37
50 50
51
34 34
36
56
59
89
58
58
8
5
10 10
18
15
33
42
42
51
59
60
1992 1993 1994 1995 1996 1997* 1998 1999 2000 2001 2002 2003 2004* 2005 2006
Traditional In-Store/ATM Plus
1997– Citizens Savings Bank   2004 – Southern Financial acquisition

71
84
86
82
51
35
43
32
24
15 15
66
44
67
67
66
65
66
59
53
51
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Washington Metro/VA Baltimore
BRANCH NETWORK
Virginia And Washington
Virginia And Washington
Metro Expansion
Metro Expansion

Virginia Opportunity
Virginia Opportunity
• Build relationships with existing customers
• We have 53 “new” branches in Virginia
Maryland Branches Virginia Branches
Deposits per Branch Loans per Branch Fee Income per Branch
2006
2006 2006
$8,022,525
$25,215,071
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$1,554,459
$3,351,462
$0
$1,000,000
$2,000,000
$3,000,000
$4,000,000
$5,000,000
$6,000,000
$197,157
$679,798
$0
$250,000
$500,000
$750,000
$1,000,000

Provident’s Transformations Provident’s Transformations Market Expansion Commercial Business Line High Quality Balance Sheet

Strategic Priorities Strategic Priorities Profitably grow and deepen customer relationships in all four key market segments: • commercial • commercial real estate • small business • consumer

Loan Portfolio
Loan Portfolio
37%
54%
9%
Consumer Loans
Commercial Loans
Acquired & Originated Residential
1%
9%
26%
10%
35%
19%
Commercial Real Estate
Commercial Loans
Marine
Home Equity
Originated & Acquired Residential Loans
Other Consumer
4Q06 4Q06
$3,809,888
$3,809,888

Commercial Loan Growth Commercial Loan Growth Average Balances (millions) 2001 2002 2003 2004 2005 2006 Baltimore VA/Wash $875 $924 $997 CAGR Loans 18% $1,477 $1,776 $1,982

Consumer Loan Growth
Consumer Loan Growth
2001 2002 2003 2004 2005 2006
Baltimore VA/Wash
$663
$797
$906
CAGR 2001-2006  Loans  15.8%
(includes SFFB in 2001 base)
$1,089
$1,264
$1,382
(Loans exclude acquired residential)
Average balances (millions)

Customer Deposits Customer Deposits 23% 77% Consumer Deposits Commercial Deposits 31% 17% 36% 16% Savings Deposits Time Deposits Demand Deposits MM Deposits 4Q06 4Q06 $3,513,038 $3,513,038

Commercial Deposit/Repo Growth
Commercial Deposit/Repo Growth
Average Balances (millions)
2001 2002 2003 2004 2005 2006
Baltimore VA/Wash
$427
$579
$680
(Excludes Money Market CDs)
$983
CAGR Deposits        22%
$1,144
$1,142

Consumer Deposit Growth
Consumer Deposit Growth
Average Balances (millions)
2001 2002 2003 2004 2005 2006
Baltimore VA/Wash
$1,394
$1,536
$1,682
$1,891
CAGR 2001-2006  Deposits         6.1%
(includes SFFB in 2001 base)
$1,940
$1,856
(Excludes CD/IRA)

Solid Fee Income Growth
Solid Fee Income Growth
$119,726
$74,955
$86,394
$92,752
$100,840
$112,072
$70,000
$80,000
$90,000
$100,000
$110,000
$120,000
$130,000
2001 2002 2003 2004 2005 2006
CAGR = 9.82%

Solid Fee Income Growth
Solid Fee Income Growth
Annual Fees Per DDA Account
Annual Fees Per DDA Account
0
50
100
150
200
250
300
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Fee Income Per Consumer DDA
CAGR = 14%

Provident’s Transformations Provident’s Transformations Market Expansion Commercial Business Line High Quality Balance Sheet

Financial Priorities Financial Priorities I. Continued transformation of the balance sheet II. Sound asset quality III. Higher capital levels IV. Growth in earnings with improved quality of earnings

Balance Sheet Transformation
Balance Sheet Transformation
Our Progress and Plans
Our Progress and Plans
38%
22%
40%
Originated & Acquired Residential Loans (Non-Core)
Investment Securities
Commercial & Consumer Loans (Core)
25%
75%
% of Earnings Assets
12/31/06 Opportunity
Total Earnings Opportunity = $6 million
12/31/01
63%
6%
31%

Balance Sheet Transformation
Balance Sheet Transformation
Accelerated on December 1, 2006
Accelerated on December 1, 2006
• Sale of $183 million of Mortgage-Backed Securities
to retire higher rate short-term borrowings and fixed
rate term borrowings
• Charge to fourth quarter 2006 earnings of $5.0
million, or $0.15 per share
• Beginning in 2007, incremental benefits expected in
net interest margin, return on assets, return on equity
and earnings per share

Core Loan and Deposit Growth
Core Loan and Deposit Growth
$3,344
$1,512
$1,686
$1,867
$2,533
$3,016
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 2006
CAGR Core Loans = 17.34%
CAGR Total Assets = 5.14%
Average balances ($ Millions)
$3,546
$2,693
$3,518
$3,345
$2,825
$2,548
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
2001 2002 2003 2004 2005 2006
CAGR Core Deposits = 6.93%
CAGR Total Assets = 5.14%

Components of Earning Assets Components of Earning Assets 44% 24% 32% Commercial & Consumer Loans Residential & Acquired Loans Investment Securities 7% 59% 34% 2006 1995 $2,851,766 $5,668,682

Components of Liabilities Components of Liabilities 1% 27% 6% 66% Customer Deposits Brokered CD's Borrowings Other 9% 61% 29% 1% 2006 1995 $2,764,701 $5,721,358

Improved Asset Quality
Improved Asset Quality
Net Charge-Offs / Average Loans
Net Charge-Offs / Average Loans
0.12%
0.15%
0.27%
0.34%
0.46%
0.71%
0.28%
0.30%
0.21%
0.13%
0.12% 0.11%
0.05%
0.15%
0.25%
0.35%
0.45%
0.55%
0.65%
0.75%
2001 2002 2003 2004 2005 2006
Provident U.S. banks of $3-$10 bil. in assets

Improved Asset Quality
Improved Asset Quality
Reserves / Loans
Reserves / Loans
1.17%
1.30%
1.24%
1.27%
1.24%
1.29%
1.13%
1.13%
1.23%
1.34%
1.37%
1.33%
1.1%
1.2%
1.3%
1.4%
1.5%
2001 2002 2003 2004 2005 2006
Provident U.S. banks of $3-$10 bil. in assets

Higher Capital Levels
Higher Capital Levels
Tangible Common Equity Ratio
Tangible Common Equity Ratio
6.50%
6.27%
5.52%
6.20%
5.97%
5.77%
7.10%
6.83%
6.89%
7.33%
7.73%
7.60%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
2001 2002 2003 2004 2005 2006
Provident U.S. banks of $3-$10 bil. in assets
Tangible common equity ratio: tangible equity less mark to market adjustments as a percentage of tangible assets

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Net Interest Margin
Net Interest Margin
3.64%
3.52%
3.34%
3.21%
3.14%
2.89%
3.67%
3.80%
3.71%
3.68%
4.00%
3.96%
2.8%
3.0%
3.2%
3.4%
3.6%
3.8%
4.0%
4.2%
4.4%
2001 2002 2003 2004 2005 2006
Provident U.S. banks of $3-$10 bil. in assets

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Return on Assets
Return on Assets
1.09%
1.02%
1.14%
0.81%
1.00%
1.03%
1.11%
1.08%
1.14%
1.13%
1.17%
1.06%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
2001 2002 2003 2004 2005 2006
Provident U.S. banks of $3-$10 bil. in assets

Earnings Growth With Improved Quality
Earnings Growth With Improved Quality
Earnings Per Share
Earnings Per Share
Reported EPS CAGR = 8.0%
$2.12
$2.17
$2.00
$2.05
$1.88
$1.56
$1.60
$1.88
$2.05
$2.27
$2.28
$2.20
$1.50
$1.70
$1.90
$2.10
$2.30
$2.50
2001 2002 2003 2004 2005 2006
PBKS Reported PBKS Operating

Looking Ahead –
Looking Ahead –
The Industry
The Industry
• Earnings growth challenging
• Net interest margin pressured
- Ongoing shift from low cost
transaction accounts to higher cost
deposit accounts
• Rising costs due to over branching
• Potential increase in credit costs

Looking Ahead -
Looking Ahead -
PBKS
PBKS
• Vibrant regional economy
• Sound credit
• Excellent loan growth
• Deposit pricing challenges
• Improve efficiency via WPW
• Disciplined approach to expansion

PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N www.provbank.com Contact Media: Lillian Kilroy (410) 277-2833 Investment Community: Melissa Kelly (410) 277-2080